                                                                   EXHIBIT 99.11



         Each of the undersigned agree that (i) the Statement on Schedule 13D, as amended, relating to the common stock, par value $.01 per share, of Coho Energy, Inc. has been adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them and (iii) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 apply to each of them. This Agreement may be terminated with respect to the obligations to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.


Dated:  May 18, 1998                  ENERGY INVESTMENT PARTNERSHIP NO. 1



                                      By:   /s/  DAVID W. KNICKEL
                                         ---------------------------------------
                                                 David W. Knickel
                                                 Attorney-in-Fact


Dated:  May 18, 1998                  THOMAS O. HICKS



                                      /s/ THOMAS O. HICKS
                                      ------------------------------------------
                                      By:  David W. Knickel, Attorney-in-Fact


Dated:  May 18, 1998                  JOHN R. MUSE



                                      /s/ JOHN R. MUSE
                                      ------------------------------------------
                                      By:  David W. Knickel, Attorney-in-Fact


Dated:  May 18, 1998                  CHARLES W. TATE



                                      /s/ CHARLES W. TATE
                                      ------------------------------------------
                                      By:  David W. Knickel, Attorney-in-Fact


Dated:  May 18, 1998                  JACK D. FURST



                                      /s/ JACK D. FURST
                                      ------------------------------------------
                                      By:  David W. Knickel, Attorney-in-Fact

Dated:  May 18, 1998                  LAWRENCE D. STUART, JR.



                                      /s/ LAWRENCE D. STUART, JR.
                                      ------------------------------------------
                                      By:  David W. Knickel, Attorney-in-Fact


Dated:  May 18, 1998                  MICHAEL J. LEVITT



                                      /s/ MICHAEL J. LEVITT
                                      ------------------------------------------
                                      By:  David W. Knickel, Attorney-in-Fact


Dated:  May 18, 1998                  DAN H. BLANKS



                                      /s/ DAN H. BLANKS
                                      ------------------------------------------
                                      By:  David W. Knickel, Attorney-in-Fact


Dated:  May 18, 1998                  DAVID B. DENIGER



                                      /s/ DAVID B. DENIGER
                                      ------------------------------------------
                                      By:  David W. Knickel, Attorney-in-Fact